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                                                                 EXHIBIT 10.11.7

                              EIGHTH AMENDMENT TO

                              EMPLOYMENT AGREEMENT

This Eighth Amendment to Employment Agreement (the "Eighth Amendment") is made and entered into as of September 1, 2002, by and between KENNEDY-WILSON, INC., a Delaware corporation with its principal office located in Beverly Hills, California (the "Company"), and Freeman A. Lyle, Jr., and individual ("Employee").

                                    RECITALS

     WHEREAS, Company and Employee have entered into that certain Employment Agreement dated as of April 1, 1996, and amended April 1, 1997, April 1, 1998, April 1, 1999, April 1, 2000, January 1, 2001, and March 28, 2001 ("Agreement"), providing for the employment of Employee by Company pursuant to the terms of such Agreement; and

     WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change the Term of Employment.

                             AMENDMENT TO AGREEMENT

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of September 1, 2002 as follows:

     1. The term of this Agreement is extended to December 31, 2003. Therefore, Section 2 of the Agreement is amended such that the termination date of "December 31, 2002" is deleted and the termination date of "December 31, 2003" is inserted in lieu thereof.

     2. Section 4 (i) of the Agreement is amended such that Employee's salary effective September 1, 2002 is equal to $300,000 per annum payable on such basis as is the normal payment pattern of the Company, not to be less frequently than monthly.

Subject to the foregoing, the Employment Agreement remains in full force and effect, and the Company and Employee hereby ratify and affirm the Employment Agreement in each and every respect.

     IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment as of the date first above written.

"COMPANY"                                   "EMPLOYMENT"
Kennedy-Wilson Inc.
a Deleware Corporation

By: /s/ William J. McMorrow                 /s/ Freeman A. Lyle, Jr.
    ---------------------------------       --------------------------------
William J. McMorrow                         Freeman A. Lyle, Jr.
Its Chief Executive Officer